# OMNIBUS MODIFICATION AGREEMENT

This OMNIBUS MODIFICATION AGREEMENT (the "Agreement") is made effective as of this 9th day of May, 2013 (the "Effective Date"), by and between **PANACHE BEVERAGE INC.**, a Florida Corporation ("Borrower"), **ALIBI NYC, LLC**, a New York limited liability company ("Alibi"), **PANACHE USA, LLC**, a New York limited liability company ("Panache USA"), **ALCHEMY INTERNATIONAL, LLC**, a New York limited liability company ("Alchemy"), **MIS BEVERAGE HOLDINGS, LLC**, a New York limited liability company ("MIS"), **JAMES DALE** ("Dale"), **AGATA PODEDWORNY** ("Podedworny"), **SJOERD DE JONG** ("De Jong") and **PANACHE DISTILLERY, LLC**, a Florida limited liability company ("Panache Distillery"); AND **CONSILIUM CORPORATE RECOVERY MASTER FUND, LLC** a limited company existing under the laws of the Caymen Islands ( the " Lender")

## WITNESSETH

I. Borrower has executed and delivered to Lender, inter alia:

(i) a Promissory Note payable to the Lender dated as of December 21, 2012 in the amount of Two Million One Hundred Thousand Dollars ($2,100,000.00), hereafter the " $2,100,000 Note" and with the security and loan documents granted there-under hereinafter referred to as the "$2,100,000 Loan" ;

(ii) a Promissory Note payable to the Lender in the amount of Four Million Dollars ($4,000,000.00) dated as of even date herewith, hereafter the " $4,000,000 Note" and with the security and loan documents executed there-under, hereinafter referred to as the "$4,100,000 Loan ;

(iii) a Loan Agreement dated as of December 21, 2012 between Borrower, Lender, Dale Podedworny, De Jong and MIS ( sometimes hereinafter referred to as the

"Original Loan Agreement") which Original Loan Agreement has been modified as of even date by document entitled Amended and Restated Loan Agreement ( hereinafter referred to as the "Amended Loan Agreement") which includes all parties as aforedescribed in the Original Loan Agreement dated as of December 21, 2013, plus an additional party; to wit, Panache Distillery.

(iv) UCC 1 financing statements granting a security interest in the " Collateral" as that term is referenced in the Loan Agreement and the Amended Loan Agreement

II. Dale, MIS, Alchemy and De Jong have hereto executed Stock Pledge Agreements dated as of December 21, 2012 securing the obligations of Borrower under the $2,100,000.00 Note and the Original Loan Agreement.

III. Dale, Podedworny and Borrower have executed Pledge and Security Agreements dated as of December 21, 2012 wherein they have pledged their respective interest in Panache USA, LLC, Panache, LLC, Alibi NYC and Alchemy.

IV. Alibi and Panache LLC have executed Trademark, Assignment and Security Agreements in which they have pledged their interest in certain trademarks to Lender in connection with the $2,100,000.00 Loan and which agreements have been amended as of even date to include reference to the Amended Loan Agreement. In addition Alibi, Alchemy , Borrower, Panache LLC have executed a Trademark Assignment and Security Agreement as security for the $2,100,000 Loan which has been amended and restated as of even date to include reference to the $4,000,000 Note.

V. Alchemy, Panache and Alibi have executed Limited Guaranties in favor of the Lender as security for the $2,100,000.00 Loan.

VI. Panache has executed a Pledge Agreement pledging all their right, title and interest in and to Panache Distillery.

VII. Panache Distillery has granted a second mortgage lien and UCC -1 financing statement in favor of the Lender securing the $4,000,000.00 Loan and the $2,100,000.00 Loan as well as a Conditional Assignment of the to be executed Asset Purchase Agreement for the purchase of a distillery .

VIII. Panache Distillery has granted a UCC-1 Financing Statement covering all assets of Panache Distillery in favor of the Lender securing the $2,100,000.00 Loan and the $4,000,000.00 Loan.

IX. Panache Distillery has executed a Pledge and Security Agreement pledging the assignment of depository agreement and operating account with respect to all proceeds which have been unfunded with respect to the $4,000,000.00 Loan.

X. Panache Distillery has executed its Corporate Guaranty guarantying both the $4,000,000.00 Loan and the $2,100,000.00 Loan.

NOW THEREFORE, in consideration of Ten Dollars ($10.00) and other mutual considerations, the receipt and sufficiency which is acknowledged, the parties by their execution hereof agree as follows:

1. **Recitals**. All Recitals as contained above are incorporated herein and are deemed to be true and correct in all respects.

2. **Cross Default**. It is agreed and understood by the parties that any default under the $2,100,000.00 Loan shall constitute a default under the $4,000,000.00 Loan and, any default under the $4,000,000.00 Loan shall constitute a default under the $2,100,000.00 Loan.

3. **Amendment of Documents**. All the loan documentation as referred to above is deemed amended to provide in pertinent part that any reference to the $2,100,000.00 Note and/or the $2,100,000.00 Loan shall likewise mean and simultaneously refer to the $4,000,000.00 Note and/or the $4,000,000.00 Loan.

4. **Cross Collateralization** . It is agreed and understood that the purpose of this document is to cross collateralize all security granted under the $4,000,000.00 Loan with the security granted under the $2,100,000.00 Loan, so that if there is a default of either of said Loans, it shall constitute a default under both of said Loans and the security pledged under either of said Loans shall be deemed to be security for both of said Loans. The Amended Loan Agreement will now control and dictate the terms and conditions of the $2,100,000 Loan and the $4,000,000 Loan.

5. **Miscellaneous**.

a. Florida law shall govern the interpretation and the enforceability of this document.

b. If any form of security granted to the Lender is deemed to be of no force and effect, it shall have no effect on other loan documentation executed as of December 21, 2012 or other loan documentation of even date herewith.

c. All other terms and conditions of the aforedescribed loan documentation not in conflict herewith are hereby deemed to be reaffirmed and in full force and effect.

IN WITNESS WHEREOF, the undersigned parties have executed this document in one or more counterparts effective as of the date and year first above written.

**CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD.**, a Florida limited partnership

By: [signature]
Name: Charles T. Cassel
Title: Authorized Person

**PANACHE BEVERAGE, INC.,** a Florida corporation

By: [signature]
Name: James Dale
Title: CEO

**JOINED INTO BY:**

[signature]
**JAMES DALE**

______________________

**AGATA PODEDWORNY**

______________________________
**SJOERD DE JONG**

**MIS BEVERAGE HOLDINGS, LLC,** a New York limited liability company

By: [signature]
Name: Ian Grutman
Title: Partner

By: ______________________
Name: ______________________
Title: ______________________

**ALCHEMY INTERNATIONAL, LLC,**
a New York limited liability company

By: ______________________
Name: ______________________
Title: ______________________

STATE OF ARIZONA
COUNTY OF MARICOPA } SS

This instrument was acknowledged before me this 10th day of May, 2013 by Ian Grutman
In witness whereof I herewith set my hand and official seal.
[signature] NOTARY PUBLIC

OFFICIAL SEAL
RICHARD TATE
Notary Public - State of Arizona
MARICOPA COUNTY
My Comm. Expires June 24, 2016

5. **Miscellaneous.**

a. Florida law shall govern the interpretation and the enforceability of this document.

b. If any form of security granted to the Lender is deemed to be of no force and effect, it shall have no effect on other loan documentation executed as of December 21, 2012 or other loan documentation of even date herewith.

c. All other terms and conditions of the aforedescribed loan documentation not in conflict herewith are hereby deemed to be reaffirmed and in full force and effect.

IN WITNESS WHEREOF, the undersigned parties have executed this document in one or more counterparts effective as of the date and year first above written.

**CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD., a** Florida limited partnership

By: ______________________________
Name: ______________________________
Title: ______________________________

**PANACHE BEVERAGE, INC.,** a Florida corporation

By: ______________________________
Name: ______________________________
Title: ______________________________

**JOINED INTO BY:**

______________________________
**JAMES DALE**

______________________________
**AGATA PODEDWORNY**

______________________________
**SJOERD DE JONG**

**PANACHE DISTILLERY, LLC,** a Florida limited liability company

By: ______________________________
Name: ______________________________
Title: ______________________________

**IN WITNESS WHEREOF**, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

**CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD., a** Florida limited partnership

By: ___________________________________

Name: ________________________________

Title: _________________________________

**PANACHE BEVERAGE, INC.**, a Florida corporation

By: ___________________________________

Name: ________________________________

Title: _________________________________

**JOINED INTO BY:**

___________________________________

**JAMES DALE**

___________________________________

**AGATA PODEDWORNY**

___________________________________

**SJOERD DE JONG**

**MIS BEVERAGE HOLDINGS, LLC**

By: [signature]

Name: Ian Gutman

**PANACHE DISTILLERY, LLC,** a Florida limited liability company

By: ___________________________________

Name: ________________________________

Title: _________________________________

**AGATA PODEDWORNY**

**SJOERD DE JONG**

**MIS BEVERAGE HOLDINGS, LLC,** a New York limited liability company

By: ____________________
Name: ____________________
Title: ____________________

**PANACHE DISTILLERY, LLC,** a Florida limited liability company

By: ____________________
Name: James Dale
Title: CEO

**ALCHEMY INTERNATIONAL, LLC,** a New York limited liability company

By: ____________________
Name: James Dale
Title: CEO

**ALIBI NYC, LLC**, a New York limited Liability company

By: ______________________
Name: James Dale
Title: CEO

**PANACHE USA, LLC**, a New York limited liability company

By: ______________________
Name: James Dale

STATE OF FLORIDA )
) SS:
COUNTY OF BROWARD)

The foregoing instrument was acknowledged before me this 6th day of MAY, 2013 by Charles T. Cassel as Authorized Person of **CONSILIUM COROPRATE RECOVERY MASTER FUND, LTD.**, a Florida limited partnership, on behalf of the partnership. He/She is personally known to me or has produced ______________ as identification.

MARTA C NOVICK
MY COMMISSION # EE053763
EXPIRES March 25, 2015
(407) 398-0153 FloridaNotaryService.com

______________________
NOTARY PUBLIC, State of Florida
Print Name: Marta Novick
Title: ______________________
Commission No.: EE053763

My Commission Expires: 3/25/15

STATE OF FLORIDA )
) SS:
COUNTY OF BROWARD

The foregoing instrument was acknowledged before me this 6TH day of MAY, 2013 by James Dale who is personally known to me or has produced ______________ as identification.

MARTA C NOVICK
MY COMMISSION # EE053763
EXPIRES March 25, 2015
(407) 398-0153 FloridaNotaryService.com

______________________
NOTARY PUBLIC, State of Florida
Print Name: Marta Novick
Commission No.: EE053763

My Commission Expires: 3/25/15

STATE OF Florida )
) SS:
COUNTY OF Broward )

The foregoing instrument was acknowledged before me this 6th day of May, 2013 by Agata Podedworny who is personally known to me or who has produced ______ as identification.

MARTA C NOVICK
MY COMMISSION # EE053763
EXPIRES March 25, 2015
(407) 398-0153 FloridaNotaryService.com

[signature]
NOTARY PUBLIC, State of Florida
Print Name: Marta Novick
Commission No.: EE053763

My Commission Expires: 3/25/15

STATE OF ______ )
) SS:
COUNTY OF ______ )

The foregoing instrument was acknowledged before me this ____ day of ______, 2013 by Sjoerd De Jong who is personally known to me or who has produced ______ ______ as identification.

______
NOTARY PUBLIC, State of Florida
Print Name: ______
Commission No.: ______

My Commission Expires:

STATE OF ______ )
) SS:
COUNTY OF ______ )

The foregoing instrument was acknowledged before me this ____ day of ______, 2013 by ______, as ______ of **MIS BEVERAGE HOLDINGS, LLC**, a Florida limited partnership, on behalf of the partnership. He/She is personally known to me or has produced ______ as identification.

______
NOTARY PUBLIC, State of Florida
Print Name: ______
Title: ______
Commission No.: ______

My Commission Expires:

STATE OF ______________ )
) SS:
COUNTY OF ______________ )

The foregoing instrument was acknowledged before me this _______ day of ______________, 2013 by Agata Podedworny who is personally known to me or who has produced ________________________________________ as identification.

____________________________
NOTARY PUBLIC, State of Florida
Print Name: ________________
Commission No.: ______________

My Commission Expires:

STATE OF New York )
) SS:
COUNTY OF New York )

The foregoing instrument was acknowledged before me this 6th day of May, 2013 by Sjoerd De Jong who is personally known to me or who has produced New York State Driver's License as identification.

[signature]
NOTARY PUBLIC, State of ~~Florida~~ New York
Print Name: Mevlyda Perazic
Commission No.: 01PE6188652

My Commission Expires:

MEVLYDA PERAZIC
Notary Public - State of New York
NO. 01PE6188652
Qualified in Kings County
My Commission Expires 6/9/16

STATE OF ______________ )
) SS:
COUNTY OF ______________ )

The foregoing instrument was acknowledged before me this _______ day of ______________, 2013 by _________________, as ___________________ of **MIS BEVERAGE HOLDINGS, LLC**, a Florida limited partnership, on behalf of the partnership. He/She is personally known to me or has produced as identification.

____________________________
NOTARY PUBLIC, State of Florida
Print Name:
Title: ________________
Commission No.: ______________

My Commission Expires:

STATE OF FLORIDA )
) SS:
COUNTY OF BROWARD )

The foregoing instrument was acknowledged before me this 6TH day of MAY, 2013 by JAMES DALE, as CEO of **PANACHE BEVERAGE, INC.**, a Florida corporation, on behalf of the corporation. He/~~She~~ is personally known to me or has produced ______ as identification.

MARTA C NOVICK
MY COMMISSION # EE053763
EXPIRES March 25, 2015
(407) 398-0153 FloridaNotaryService.com

[signature]
NOTARY PUBLIC, State of Florida
Print Name: MARTA NOVICK
Title: ______
Commission No.: EE 053763

My Commission Expires: 3/25/15

STATE OF FLORIDA )
) SS:
COUNTY OF BROWARD )

The foregoing instrument was acknowledged before me this 6TH day of MAY, 2013 by JAMES DALE, as CEO of **PANACHE DISTILLERY, LLC**, a Florida limited liability company, on behalf of the company. He/~~She~~ is personally known to me or has produced ______ as identification.

MARTA C NOVICK
MY COMMISSION # EE053763
EXPIRES March 25, 2015
(407) 398-0153 FloridaNotaryService.com

[signature]
NOTARY PUBLIC, State of Florida
Print Name: MARTA NOVICK
Title: ______
Commission No.: EE 053763

My Commission Expires: 3/25/15

STATE OF FLORIDA )
) SS:
COUNTY OF BROWARD )

The foregoing instrument was acknowledged before me this 6th day of May, 2013 by JAMES DALE, as CEO of **ALCHEMY INTERNATIONAL, LLC**, a New York limited liability company, on behalf of the company. He/~~She~~ is personally known to me or has produced ——— as identification.

MARTA C NOVICK
MY COMMISSION # EE053763
EXPIRES March 25, 2015
(407) 398-0153 FloridaNotaryService.com

[signature]
NOTARY PUBLIC, State of Florida
Print Name: Marta Novick
Title:
Commission No.: EE053763

My Commission Expires: 3/25/15

STATE OF FLORIDA )
) SS:
COUNTY OF BROWARD )

The foregoing instrument was acknowledged before me this 6th day of May, 2013 by JAMES DALE, as CEO of **ALIBI NYC, LLC**, a New York limited liability company, on behalf of the company. He/~~She~~ is personally known to me or has produced ——— as identification.

MARTA C NOVICK
MY COMMISSION # EE053763
EXPIRES March 25, 2015
(407) 398-0153 FloridaNotaryService.com

[signature]
NOTARY PUBLIC, State of Florida
Print Name: Marta Novick
Title:
Commission No.: EE053763

My Commission Expires: 3/25/15

STATE OF FLORIDA )
) SS:
COUNTY OF BROWARD

The foregoing instrument was acknowledged before me this 6th day of MAY, 2013 by JAMES DALE, as CEO of **PANACHE USA, LLC,** a New York limited liability company, on behalf of the company. He/She is personally known to me or has produced ——— as identification.

MARTA C NOVICK
MY COMMISSION # EE053763
EXPIRES March 25, 2015
(407) 398-0153 FloridaNotaryService.com

[signature]
NOTARY PUBLIC, State of Florida
Print Name: MARTA NOVICK
Title: 
Commission No.: EE053763

My Commission Expires: 3/25/15